UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 3, 2026

WEYCO GROUP, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-9068	39-0702200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 W. Estabrook Blvd. Glendale, WI	53212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 908-1600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock - $1.00 par value per share	WEYS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.05 Amendments to the Registrant’s Code of Ethics.

On November 3, 2026, the Board of Directors of Weyco Group, Inc. (the “Company”) approved and adopted an amended and restated Code of Business Ethics (the “Code”), effective November 3, 2026. The Code applies to the Company’s directors, officers and employees, including the Company’s principal executive officer, principal financial officer and principal accounting officer.

The amended and restated Code reflects updates intended to enhance and clarify the Company’s existing standards regarding ethical conduct, compliance with applicable laws and Company policies, conflicts of interest, protection and appropriate use of Company and employee information, and the reporting of potential violations. The amended and restated Code also includes various other administrative, stylistic and non-substantive changes. The amendments did not result in any waiver, explicit or implicit, of any provision of the Company’s prior code of ethics.

The foregoing description of the amendments to the Code is a summary only and is qualified in its entirety by reference to the full text of the Code, which is filed herewith as Exhibit 14.1 and is incorporated herein by reference. The Code is also available on the Company’s website, https://www.weycogroup.com, by navigating to the “Investor Relations” page. Information contained on, or accessible through, the Company’s website is not incorporated by reference into this Current Report on Form 8-K.

Item 8.01 Other Events.

In September 2026, Thomas Florsheim, Sr., the former Chairman and Chief Executive Officer the Company and a member of its Board of Directors since 1964, passed away. Mr. Florsheim was the father of Thomas W. Florsheim, Jr., Chairman and Chief Executive Officer, and John W. Florsheim, President, Chief Operating Officer and Assistant Secretary. As a result of these relationships, Mr. Florsheim was not considered an independent director under applicable Nasdaq rules, and he did not serve on any Board committees.

Following Mr. Florsheim’s passing, the Company’s Board reduced its size from seven members to six.  A majority of the current six-member Board continues to be independent in accordance with applicable Nasdaq standards.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits. The following exhibits are being filed herewith:

14.1 Amended and Restated Code of Business Ethics as amended November 3, 2026

104  Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2026	WEYCO GROUP, INC.

/s/ Judy Anderson
Judy Anderson
Vice President, Chief Financial Officer and Secretary